Equity Based Compensation	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Equity Based Compensation
Equity Based Compensation

11.       Equity Based Compensation

Holding established a stock compensation plan (“Stock Compensation Plan”) after the Merger whereby certain members of management, officers and directors were awarded stock options in Holding. These options have a $3.69 strike price, which was reduced from the original strike price of $6.88 in connection with a dividend paid by Holding in October 2012.  They vest ratably through December 2015 and have a maximum term of 10 years. A compensation charge of $1.1 million and $3.2 million was recorded for the three and nine months ended September 30, 2013, respectively, compared to compensation charges of $1.1 million and $3.2 million for the three and nine months ended September 30, 2012, respectively.

Our external directors elected to receive part of their director fees in the form of restricted stock units (“RSUs”). As of September 30, 2013, the Company had granted 36,679 RSUs based on a market price of $6.88 per share, 7,328 RSUs based on a market price of $8.60 per share, 25,052 RSUs based on a market price of $5.41 per share, 9,214 RSUs based on a market price of $7.85 per share, and 641 RSUs based on a market price of $23.00 per share as annual director fees. The RSUs are fully vested when granted.

Upon completion of Holding’s initial public offering, the Stock Compensation Plan terminated and a new stock compensation plan was adopted (“Omnibus Incentive Plan”), pursuant to which the Company will make grants of incentive compensation to its directors, officers and other employees.  Under the terms of the Omnibus Incentive Plan, each non-employee director will receive a cash award in addition to an annual award of RSUs with a fair market value equal to $100,000 on the date of grant.  There were no grants awarded to non-employee directors under the Omnibus Incentive Plan as of September 30, 2013.

12. Equity Based Compensation